FNF Reports Third Quarter 2018 Diluted EPS of $0.85 and Adjusted Diluted EPS of $0.78, Pre-Tax Title Margin of 16.2% and Adjusted Pre-Tax Title Margin of 15.6%

Jacksonville, Fla. - (October 24, 2018) - Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance and transaction services to the real estate and mortgage industries, today reported operating results for the three and nine-month periods ended September 30, 2018.

•	Total revenue of approximately $2.1 billion in the third quarter versus $2.0 billion in the third quarter of 2017

•
Third quarter net earnings of $236 million and adjusted net earnings of $218 million versus net earnings from continuing operations of $156 million and adjusted net earnings from continuing operations of $174 million for the third quarter of 2017

•
Third quarter diluted EPS of $0.85 and adjusted diluted EPS of $0.78 versus diluted EPS from continuing operations of $0.57 and adjusted diluted EPS from continuing operations of $0.63 in the third quarter of 2017

Title

•	Total revenue of approximately $1.9 billion versus approximately $1.9 billion in total revenue in the third quarter of 2017

•	Pre-tax earnings of $309 million and adjusted pre-tax earnings of $297 million versus pre-tax earnings of $262 million and adjusted pre-tax earnings of $287 million in the third quarter of 2017

•	Pre-tax title margin of 16.2% and adjusted pre-tax title margin of 15.6% versus pre-tax title margin of 14.0% and adjusted pre-tax title margin of 15.3% in the third quarter of 2017

•	Third quarter purchase orders opened increased 0.3% and purchase orders closed decreased 1%, respectively, versus the third quarter of 2017

•
Total commercial revenue of $271 million, an 8% increase over total commercial revenue in the third quarter of 2017, driven by a 16% increase in total commercial fee per file and a 7% decrease in closed orders; third quarter total commercial open orders increased 1% compared to the prior year

•	Overall third quarter average fee per file of $2,623, an 11% increase versus the third quarter of 2017

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
July 2018	158,000	70%	116,000	71%
August 2018	165,000	69%	123,000	71%
September 2018	133,000	69%	100,000	70%

Third Quarter 2018	456,000	69%	339,000	71%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
July 2017	159,000	66%	118,000	66%
August 2017	181,000	61%	131,000	65%
September 2017	161,000	59%	118,000	63%

Third Quarter 2017	501,000	62%	367,000	65%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Third Quarter 2018 - Total Commercial	48,900	31,200	$271	$8,700
Third Quarter 2017 - Total Commercial	48,300	33,400	$250	$7,500

"The third quarter was a solid performance for our title business, as we generated adjusted pre-tax title earnings of $297 million and a 15.6% adjusted pre-tax title margin, increases of $10 million and 30 basis points, respectively, over the third quarter of 2017," said Chairman William P. Foley, II. "The commercial and residential purchase markets continued to be the main drivers of our performance in the third quarter, as total commercial revenue grew by 8% versus the third quarter of 2017, continuing a very strong year for our commercial business. While residential purchase open orders per day increased by 0.3% and residential purchase closed orders per day declined by 1%, this was offset by an 11% increase in the fee per file that provided 3% growth in direct title premiums over the prior year. As we enter the seasonally slower fourth quarter, we will remain focused on our operating metrics and staffing levels in order to maximize our profitability.

"We continue to work through the regulatory process for the Stewart Information Services acquisition that we announced on March 19. We are currently engaged in the Second Request related to the FTC's HSR regulatory review of the transaction. Responses to nearly all the FTC's requests for information and documentation have been submitted. The Form A filings with the states of Texas and New York are being reviewed by those states. We still anticipate a first or second quarter of 2019 closing for the transaction and continue to believe the Stewart acquisition will create meaningful long-term value for our shareholders."

Conference Call
We will host a call with investors and analysts to discuss third quarter 2018 FNF results on Thursday, October 25, 2018, beginning at 1:00 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at fnf.com. The telephone replay will be available from 3:00 p.m. Eastern time on October 25, 2018, through November 1, 2018, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 455027.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. (NYSE: FNF) is a leading provider of title insurance and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. More information about FNF can be found at fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, FNF has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include adjusted pre-tax earnings, adjusted pre-tax earnings from continuing operations, adjusted pre-tax earnings as a percentage of adjusted revenue (adjusted pre-tax title margin), adjusted pre-tax earnings from continuing operations as a percentage of adjusted revenue (adjusted pre-tax title margin from continuing operations). adjusted net earnings, adjusted net earnings from continuing operations, adjusted EPS and adjusted EPS from continuing operations.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; the risk that the necessary regulatory approvals of our acquisition of Stewart Information Services Corporation ("Stewart") may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the proposed Stewart merger may not be satisfied in a timely manner; the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of FNF's Form 10-K and other filings with the Securities and Exchange Commission ("SEC").

FNF-E
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
September 30, 2018
Direct title premiums	$574	$574	$—
Agency title premiums	722	722	—
Escrow, title related and other fees	691	566	125
Total title and escrow	1,987	1,862	125

Interest and investment income	48	46	2
Realized gains and losses, net	50	40	10
Total revenue	2,085	1,948	137

Personnel costs	654	624	30
Agent commissions	554	554	—
Other operating expenses	477	365	112
Depreciation and amortization	46	38	8
Claim loss expense	58	58	—
Interest expense	9	—	9
Total expenses	1,798	1,639	159

Pre-tax earnings (loss)	$287	$309	$(22)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(50)	(40)	(10)
Purchase price amortization	27	22	5
Transaction costs	9	—	9
Sales tax contingency	6	6	—
Total non-GAAP adjustments before taxes	$(8)	$(12)	$4

Adjusted pre-tax earnings (loss)	$279	$297	$(18)
Adjusted pre-tax margin	13.7%	15.6%	—

Pre-tax earnings (loss)	$287	$309	$(22)
Income tax expense (benefit)	51	68	(17)
Earnings from equity investments	1	1	—
Non-controlling interests	1	3	(2)

Net earnings (loss) attributable to FNF, Inc. common shareholders	$236	$239	$(3)

EPS attributable to FNF, Inc. common shareholders - basic	$0.86
EPS attributable to FNF, Inc. common shareholders - diluted	$0.85

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	278

FIDELITY NATIONAL FINANCIAL, INC.
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
September 30, 2018
Net earnings (loss) attributable to FNF, Inc. common shareholders	$236	$239	$(3)

Total non-GAAP, pre-tax adjustments	$(8)	$(12)	$4
Income taxes on non-GAAP adjustments	2	3	(1)
Noncontrolling interest on non-GAAP adjustments	(4)	(2)	(2)
Black Knight tax contingency	(8)	—	(8)
Total non-GAAP adjustments	$(18)	$(11)	$(7)

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$218	$228	$(10)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$0.78

Direct orders opened (000's)	456	456
Direct orders closed (000's)	339	339
Fee per file	$2,623	$2,623
Actual title claims paid	$55

Cash flows provided by operations	$321

FIDELITY NATIONAL FINANCIAL, INC.
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
September 30, 2017
Direct title premiums	$558	$558	$—
Agency title premiums	719	719	—
Escrow, title related and other fees	678	563	115
Total title and escrow	1,955	1,840	115

Interest and investment income	32	32	—
Realized gains and losses, net	(1)	—	(1)
Total revenue	1,986	1,872	114

Personnel costs	627	605	22
Agent commissions	553	553	—
Other operating expenses	444	348	96
Depreciation and amortization	46	40	6
Claim loss expense	64	64	—
Interest expense	10	—	10
Total expenses	1,744	1,610	134

Pre-tax earnings (loss) from continuing operations	$242	$262	$(20)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	1	—	1
Purchase price amortization	29	24	5
Spin-off costs	1	—	1
Other adjustments	1	1	—
Total non-GAAP adjustments before taxes	$32	$25	$7

Adjusted pre-tax earnings (loss) from continuing operations	$274	$287	$(13)
Adjusted pre-tax margin from continuing operations	13.8%	15.3%	—

Pre-tax earnings (loss) from continuing operations	$242	$262	$(20)

Income tax expense (benefit)	88	98	(10)
Earnings from equity investments	3	3	—
Earnings from discontinued operations, net of tax	18	—	18
Non-controlling interests	10	1	9

Net earnings (loss) attributable to FNF, Inc. common shareholders	$165	$166	$(1)

Net (loss) earnings attributable to FNFV Group common shareholders	$(5)	$—	$(5)
Net earnings attributable to FNF Group common shareholders	$170	$166	$4
Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$156	$166	$(10)
EPS attributable to FNF, Inc. common shareholders - basic	$0.63
EPS attributable to FNF, Inc. common shareholders - diluted	$0.62
EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$0.57
FNF, Inc. weighted average shares - basic	272
FNF, Inc. weighted average shares - diluted	276

FIDELITY NATIONAL FINANCIAL, INC.
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
September 30, 2017
Net earnings (loss) attributable to FNF, Inc. common shareholders	$165	$166	$(1)

Earnings from discontinued operations, net of tax	18	—	18
Non-controlling interests of discontinued operations	9	—	9

Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$156	$166	$(10)

Total non-GAAP, pre-tax adjustments	$32	$25	$7
Income taxes on non-GAAP adjustments	(11)	(9)	(2)
Noncontrolling interest on non-GAAP adjustments	(3)	(3)	—
Total non-GAAP adjustments	$18	$13	$5

Adjusted net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$174	$179	$(5)

Adjusted EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$0.63

Direct orders opened (000's)	501	501
Direct orders closed (000's)	367	367
Fee per file	$2,368	$2,368
Actual title claims paid	$60	$60

Cash flows provided by operations	$298

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Nine Months Ended
September 30, 2018
Direct title premiums	$1,645	$1,645	$—
Agency title premiums	2,018	2,018	—
Escrow, title related and other fees	2,072	1,684	388
Total title and escrow	5,735	5,347	388

Interest and investment income	131	128	3
Realized gains and losses, net	35	25	10
Total revenue	5,901	5,500	401

Personnel costs	1,926	1,838	88
Agent commissions	1,546	1,546	—
Other operating expenses	1,406	1,062	344
Depreciation and amortization	138	116	22
Claim loss expense	165	165	—
Interest expense	31	—	31
Total expenses	5,212	4,727	485

Pre-tax earnings (loss)	$689	$773	$(84)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(35)	(25)	(10)
Purchase price amortization	82	66	16
Transaction costs	13	—	13
Sales tax contingency	6	6	—
Other adjustments	3	1	2
Total non-GAAP adjustments before taxes	$69	$48	$21

Adjusted pre-tax earnings (loss)	$758	$821	$(63)
Adjusted pre-tax margin	12.9%	15.0%	—

Pre-tax earnings (loss)	$689	$773	$(84)

Income tax expense (benefit)	104	137	(33)
Earnings from equity investments	4	3	1
Non-controlling interests	5	7	(2)

Net earnings (loss) attributable to FNF, Inc. common shareholders	$584	$632	$(48)

EPS attributable to FNF, Inc. common shareholders - basic	$2.14
EPS attributable to FNF, Inc. common shareholders - diluted	$2.09

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	279

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Nine Months Ended
September 30, 2018
Net earnings (loss) attributable to FNF, Inc. common shareholders	$584	$632	$(48)

Total non-GAAP, pre-tax adjustments	$69	$48	$21
Income taxes on non-GAAP adjustments	(15)	(10)	(5)
Noncontrolling interest on non-GAAP adjustments	(10)	(8)	(2)
Change in tax estimate	(45)	(45)	—
Black Knight tax contingency	(8)	—	(8)
Total non-GAAP adjustments	$(9)	$(15)	$6

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$575	$617	$(42)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$2.06

Direct orders opened (000's)	1,439	1,439
Direct orders closed (000's)	1,014	1,014
Fee per file	$2,521	$2,521
Actual title claims paid	$165

Cash flows provided by operations	$671

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

Nine months ended	Consolidated	Title	Corporate and Other
September 30, 2017
Direct title premiums	$1,598	$1,598	$—
Agency title premiums	2,028	2,028	—
Escrow, title related and other fees	1,969	1,634	335
Total title and escrow	5,595	5,260	335

Interest and investment income	93	93	—
Realized gains and losses, net	—	6	(6)
Total revenue	5,688	5,359	329

Personnel costs	1,822	1,755	67
Agent commissions	1,557	1,557	—
Other operating expenses	1,312	1,042	270
Depreciation and amortization	133	117	16
Claim loss expense	181	181	—
Interest expense	39	—	39
Total expenses	5,044	4,652	392

Pre-tax earnings (loss) from continuing operations	$644	$707	$(63)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	—	(6)	6
Purchase price amortization	82	69	13
Spin-off costs	3	—	3
Sales tax contingency	3	3	—
Other adjustments	2	2	—
Total non-GAAP adjustments before taxes	$90	$68	$22

Adjusted pre-tax earnings (loss) from continuing operations	$734	$775	$(41)
Adjusted pre-tax margin from continuing operations	12.9%	14.5%	—

Pre-tax earnings (loss) from continuing operations	$644	$707	$(63)

Income tax expense (benefit)	258	290	(32)
Earnings from equity investments	7	7	—
Earnings from discontinued operations, net of tax	165	—	165
Non-controlling interests	25	—	25

Net earnings attributable to FNF, Inc. common shareholders	$533	$424	$109

Net earnings attributable to FNFV Group common shareholders	$117	$—	$117
Net earnings (loss) attributable to FNF Group common shareholders	$416	$424	$(8)
Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$393	$424	$(31)
EPS attributable to FNF, Inc. common shareholders - basic	$1.54
EPS attributable to FNF, Inc. common shareholders - diluted	$1.50
EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$1.42
FNF, Inc. weighted average shares - basic	271
FNF, Inc. weighted average shares - diluted	277

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Nine months ended
September 30, 2017
Net earnings attributable to FNF, Inc. common shareholders	$533	$424	$109

Earnings from discontinued operations, net of tax	165	—	165
Non-controlling interests of discontinued operations	25	—	25

Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$393	$424	$(31)

Total non-GAAP, pre-tax adjustments	$90	$68	$22
Income taxes on non-GAAP adjustments	(30)	(22)	(8)
Noncontrolling interest on non-GAAP adjustments	(10)	(10)	—
Nondeductible income taxes on litigation and regulatory settlements	21	21	$—
Total non-GAAP adjustments	$71	$57	$14

Adjusted net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$464	$481	$(17)

Adjusted EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$1.68

Direct orders opened (000's)	1,497	1,497
Direct orders closed (000's)	1,071	1,071
Fee per file	$2,320	$2,320
Actual title claims paid	$168	$168

Cash flows provided by operations	$688

FIDELITY NATIONAL FINANCIAL, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016
Quarterly Open Orders ('000's except % data)
Total open orders*	456	505	478	445	501	524	472	474
Total open orders per day*	7.2	7.9	7.7	7.2	8.0	8.2	7.6	7.6
Purchase % of open orders	69%	71%	66%	60%	62%	66%	64%	53%
Refinance % of open orders	31%	29%	34%	40%	38%	34%	36%	47%
Total closed orders*	339	362	313	357	367	370	334	419
Total closed orders per day*	5.4	5.7	5.0	5.8	5.8	5.8	5.4	6.8
Purchase % of closed orders	71%	71%	62%	61%	65%	67%	58%	51%
Refinance % of closed orders	29%	29%	38%	39%	35%	33%	42%	49%

Commercial (millions, except orders in '000's)
Total commercial revenue	$271	$276	$230	$288	$250	$261	$224	$285
Total commercial open orders	48.9	54.2	52.8	46.3	48.3	50.8	49.4	45.9
Total commercial closed orders	31.2	35.1	31.5	33.2	33.4	33.6	30.0	34.7

National commercial revenue	$150	$147	$122	$165	$138	$148	$127	$167
National commercial open orders	19.8	23.0	21.1	19.0	19.9	22.0	21.1	17.9
National commercial closed orders	12.0	12.9	11.2	12.1	13.1	13.3	11.2	12.8

Total Fee Per File
Fee per file	$2,623	$2,579	$2,344	$2,425	$2,368	$2,428	$2,148	$2,091
Residential and local commercial fee per file	$2,261	$2,253	$2,027	$2,032	$2,066	$2,104	$1,829	$1,746
Residential fee per file	$2,008	$2,012	$1,789	$1,784	$1,856	$1,895	$1,623	$1,538
Total commercial fee per file	$8,700	$7,900	$7,300	$8,700	$7,500	$7,800	$7,500	$8,200
National commercial fee per file	$12,500	$11,400	$10,900	$13,600	$10,500	$11,100	$11,300	$13,000

Total Staffing
Total field operations employees	10,800	11,000	10,900	11,200	11,700	11,300	11,000	11,100
* Includes an immaterial number of non-purchase and non-refinance orders

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF, Inc. September 30, 2018	FNF, Inc. December 31, 2017
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,845	$4,481
Goodwill	2,719	2,746
Title plant	405	398
Total assets	9,371	9,151
Notes payable	836	759
Reserve for title claim losses	1,491	1,490
Secured trust deposits	835	830
Redeemable non-controlling interests	344	344
Non-redeemable non-controlling interests	(1)	20
Total equity and non-controlling interests	5,032	4,811
Total equity attributable to common shareholders	4,689	4,447

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